JANUS EQUITY FUNDS

Janus Fund
Janus Enterprise Fund
Janus Mercury Fund
Janus Olympus Fund
Janus Overseas Fund
Janus Twenty Fund
Janus Worldwide Fund
Janus Balanced Fund
Janus Equity Income Fund
Janus Growth and Income Fund

Prospectus

[Logo]    JANUS

Contents
---------------------------------------
FUNDS AT A GLANCE
Brief description of each Fund ...... 1
---------------------------------------
EXPENSE INFORMATION
Each Fund's annual
   operating expenses ............... 3
Financial Highlights-a summary
   of financial data ................ 4
---------------------------------------
THE FUNDS IN DETAIL
Investment Objectives and Policies .. 8
General Portfolio Policies ......... 11
Additional Risk Factors ............ 12
---------------------------------------
SHAREHOLDER'S MANUAL
Types of Account Ownership ......... 14
How to Open Your Janus Account ..... 15
How to Purchase Shares ............. 15
How to Exchange Shares ............. 15
How to Redeem Shares ............... 16
Shareholder Services
   and Account Policies ............ 17
---------------------------------------
MANAGEMENT OF THE FUNDS
Investment Adviser and
   Investment Personnel ............ 19
Management Expenses ................ 20
Portfolio Transactions ............. 20
Other Service Providers ............ 20
Other Information .................. 21
---------------------------------------
DISTRIBUTIONS AND TAXES
Distributions ...................... 22
Taxes .............................. 23
---------------------------------------
PERFORMANCE TERMS
An Explanation of Performance Terms  23
---------------------------------------
APPENDIX A
Glossary of Investment Terms ....... 24

                              Janus Investment Fund
                               JANUS EQUITY FUNDS

                               100 Fillmore Street
                              Denver, CO 80206-4928
                                 (800) 525-3713
                            http://www.JanusFunds.com


               February 17, 1997 as supplemented October 13, 1997


A FAMILY OF NO-LOAD MUTUAL FUNDS

All Janus funds are no-load investments. This means you may purchase and sell shares in any of our mutual funds without incurring any sales charges. If you enroll in our low minimum initial investment program, you can open your account for as little as $500 and a $100 subsequent purchase per month. Otherwise, the minimum initial investment is $2,500. For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 14.

This Prospectus describes ten mutual funds that emphasize growth of capital or a combination of growth and income (the "Funds"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Fund. Janus Capital has been in the investment advisory business for over 26 years and currently manages approximately $50 billion in assets.

Each Fund is a series of Janus Investment Fund (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1997 is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Funds at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Funds.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

JANUS EQUITY FUNDS COMBINED PROSPECTUS

Funds At A Glance

This section is designed to provide you with a brief overview of the Funds and their investment emphasis. A more detailed discussion of the Funds' investment objectives and policies begins on page 8 and complete information on how to purchase, redeem and exchange shares begins on page 15.
--------------------------------------------------------------------------------
GROWTH FUNDS

Janus Fund

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.
Fund Inception: February 1970
Fund Manager: James P. Craig, III
Assistant Fund Managers: David Decker
                         Blaine Rollins

Janus Enterprise Fund


Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.
Fund Inception: September 1992
Fund Manager: James P. Goff


Janus Mercury Fund

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of companies of any size.
Fund Inception: May 1993

Fund Manager: Warren B. Lammert

Janus Olympus Fund


Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks of companies of any size.
Fund Inception: December 1995
Fund Manager: Claire W. Young


Janus Overseas Fund

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign companies.
Fund Inception: May 1994
Fund Manager: Helen Young Hayes
Assistant Fund Manager: Laurence Chang

Janus Twenty Fund


Fund Focus: A nondiversified fund that seeks long-term growth of capital by normally concentrating its investments in a core position of 20-30 common stocks.
Fund Inception: April 1985
Fund Manager: Scott W. Schoelzel


Janus Worldwide Fund

Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.
Fund Inception: May 1991
Fund Manager: Helen Young Hayes
Assistant Fund Manager: Laurence Chang
--------------------------------------------------------------------------------
COMBINATION FUNDS

Janus Balanced Fund

Fund Focus: A diversified fund that seeks long-term growth of capital, balanced by current income. The Fund normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.
Fund Inception: September 1992
Fund Manager: Blaine P. Rollins

Janus Equity Income Fund

Fund Focus: A diversified fund that seeks current income and long-term growth of capital by investing primarily in income-producing equity securities.
Fund Inception: June 1996
Fund Manager: Blaine P. Rollins

Janus Growth and Income Fund


Fund Focus: A diversified fund that seeks long-term growth of capital with a limited emphasis on income. Although the Fund normally invests at least 25% of its assets in securities that have income potential, it emphasizes equity securities selected for their growth potential.
Fund Inception: May 1991
Fund Manager: David J. Corkins

JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997   1

--------------------------------------------------------------------------------
JANUS SPECTRUM

The spectrum illustrates the potential volatility of the Janus funds relative to one another. The funds' volatility ranges from low to high. The Growth Funds are illustrated as follows: Janus Fund* is shown as moderate; Janus Enterprise Fund* is shown as high; Janus Mercury Fund* is shown as moderately-high; Janus Olympus Fund* is shown as high; Janus Overseas Fund* is shown as moderately-high (but less volatile than Janus Mercury Fund); Janus Special Situations Fund* is shown as moderately-high (the same as Janus Mercury Fund); Janus Twenty Fund* is shown as moderately-high (the same as Janus Special Situations Fund and Janus Mercury
Fund); Janus Venture Fund, which is closed to new investors, is shown as moderately-high (the same as Janus Mercury Fund, Janus Special Situations Fund and Janus Twenty Fund); Janus Worldwide Fund* is shown as moderately-high (but less volatile than Janus Overseas Fund). The Combination Funds are illustrated as follows: Janus Balanced Fund* is shown as moderate; Janus Equity Income Fund is shown as moderate (but more volatile than Janus Balanced Fund); and Janus Growth and Income Fund* is shown as moderately-high. The Fixed-Income Funds are illustrated as follows: Janus Flexible Income Fund is shown as low-moderate; Janus High-Yield Fund is shown as moderate; Janus Federal Tax-Exempt Fund is shown as low-moderate (but less volatile than Janus Flexible Income Fund); Janus Short-Term Bond Fund is shown as low (but less volatile than Janus Federal Tax-Exempt Fund). The Money Market Funds are illustrated as follows: Janus Money Market Fund is shown as low (but less volatile than Janus Short-Term Bond Fund); Janus Government Money Market Fund is shown equally as low as Janus Money Market Fund; and Janus Tax-Exempt Money Market Fund is shown equally as low as Janus Government Money Market Fund.

* These funds are offered by separate prospectuses.
+ This fund is closed to new investors and is offered by a separate prospectus.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997   2

Expense Information

The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

SHAREHOLDER TRANSACTION EXPENSES (applicable to each Fund)

     Maximum sales load imposed on purchases                             None
     Maximum sales load imposed on reinvested dividends                  None
     Deferred sales charges on redemptions                               None
     Redemption fee*                                                     None
     Exchange fee                                                        None

* There is an $8 service fee for redemptions by wire.
--------------------------------------------------------------------------------
Why do expenses vary across the Funds? Expenses vary for a number of reasons, including Fund size, differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments which entail greater transaction costs.

ANNUAL FUND OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

                                                 Management Fee          Other Expenses     Total Fund Operating Expenses
-------------------------------------------------------------------------------------------------------------------------
Janus Fund                                            0.65%                   0.21%                     0.86%
Janus Enterprise Fund                                 0.73%                   0.41%                     1.14%
Janus Mercury Fund                                    0.67%                   0.35%                     1.02%
Janus Olympus Fund                                    0.78%                   0.39%                     1.17%
Janus Overseas Fund                                   0.75%                   0.51%                     1.26%
Janus Twenty Fund                                     0.66%                   0.27%                     0.93%
Janus Worldwide Fund                                  0.67%                   0.35%                     1.02%
Janus Balanced Fund                                   0.80%                   0.43%                     1.23%
Janus Equity Income Fund                              1.00%(2)                0.79%(2)                  1.79%
Janus Growth and Income Fund                          0.71%                   0.34%                     1.05%
-------------------------------------------------------------------------------------------------------------------------

(1) The information in the table above is based on expenses before expense offset arrangements for the fiscal year or period ended October 31, 1996.
(2) "Other Expenses" are based on the fees and expenses that the Fund incurred in its initial fiscal period.

EXAMPLE
Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.

                                                      1 Year              3 Years             5 Years             10 Years
---------------------------------------------------------------------------------------------------------------------------
Janus Fund                                              $ 9                 $27                 $48                 $106
Janus Enterprise Fund                                   $12                 $36                 $63                 $139
Janus Mercury Fund                                      $10                 $32                 $56                 $125
Janus Olympus Fund                                      $12                 $37                 $64                 $142
Janus Overseas Fund                                     $13                 $40                 $69                 $152
Janus Twenty Fund                                       $ 9                 $30                 $51                 $114
Janus Worldwide Fund                                    $10                 $32                 $56                 $125
Janus Balanced Fund                                     $13                 $39                 $68                 $149
Janus Equity Income Fund                                $18                 $56                 $97                 $211
Janus Growth and Income Fund                            $11                 $33                 $58                 $128
---------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997   3

Financial Highlights

Unless otherwise noted, the information below is for fiscal periods ending on October 31 of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements beginning with the year ended October 31, 1990. Their report is included in the Funds' Annual Reports, which are incorporated by reference into the SAI. A detailed explanation of the Financial Highlights can be found on page 7.

                                                                                   Janus Fund
                                               1996     1995    1994     1993     1992     1991     1990    1989    1988    1987
--------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period     $23.37   $19.62  $20.81   $18.86   $18.27   $13.25   $16.36  $12.11  $12.39  $14.77
--------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                      0.31     0.16    0.17     0.26     0.23     0.25     0.25    0.22    0.60    0.19
 3. Net gains or (losses) on securities
    (both realized and unrealized)             4.23     3.99   (0.03)    2.88     1.46     5.09    (0.67)   4.59    1.05    0.30
--------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations           4.54     4.15    0.14     3.14     1.69     5.34    (0.42)   4.81    1.65    0.49
--------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)    (0.13)    (.01)  (0.39)   (0.29)   (0.19)   (0.31)   (0.19)  (0.56)  (0.32)  (0.38)
 6. Distributions (from capital gains)        (1.13)    (.39)  (0.94)   (0.90)   (0.91)   (0.01)   (2.50)     --   (1.61)  (2.49)
--------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                       (1.26)    (.40)  (1.33)   (1.19)   (1.10)   (0.32)   (2.69)  (0.56)  (1.93)  (2.87)
--------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period           $26.65   $23.37  $19.62   $20.81   $18.86   $18.27   $13.25  $16.36  $12.11  $12.39
--------------------------------------------------------------------------------------------------------------------------------
 9. Total return*                            20.31%   21.62%   0.75%   17.41%    9.35%   40.95%   (3.68%) 41.67%  15.83%   4.14%
--------------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions) $15,313  $11,963  $9,647   $9,098   $4,989   $2,598   $1,049    $673    $391    $387
11. Average net assets for the
    period (in millions)                    $13,753  $10,560  $9,339   $7,336   $3,871   $1,785   $  930    $487    $382    $486
12. Ratio of gross expenses to
    average net assets**                      0.86%    0.87%     N/A      N/A      N/A      N/A      N/A     N/A     N/A     N/A
13. Ratio of net expenses to
    average net assets**                      0.85%    0.86%   0.91%    0.92%    0.97%    0.98%    1.02%   0.92%   0.98%   1.01%
14. Ratio of net investment income
    to average net assets**                   0.91%    1.25%   1.12%    1.55%    1.54%    1.77%    2.11%   1.68%   4.99%   1.55%
15. Portfolio turnover rate**                  104%     118%    139%     127%     153%     132%     307%    205%    175%    214%
16. Average commission rate                  $.0558      N/A     N/A      N/A      N/A      N/A      N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------------------------

 *Total return is not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

                                                                      Janus Enterprise Fund
                                                       1996            1995            1994            1993         1992(1)
---------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period             $27.14          $24.43          $21.87          $17.09          $15.00
---------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income (loss)                         --            0.52           (0.06)           0.04              --
 3. Net gains or (losses) on securities
    (both realized and unrealized)                     5.85            3.09            3.18            4.76            2.09
---------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                   5.85            3.61            3.12            4.80            2.09
---------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)               --           (0.52)          (0.02)          (0.02)             --
 6. Distributions (from capital gains)                (1.80)          (0.38)          (0.54)             --              --
---------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                               (1.80)          (0.90)          (0.56)          (0.02)             --
---------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period                   $31.19          $27.14          $24.43          $21.87          $17.09
---------------------------------------------------------------------------------------------------------------------------
 9. Total return*                                    22.43%          15.46%          14.56%          28.09%          13.93%
---------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)            $732            $459            $370            $239              $8
11. Average net assets for the
    period (in millions)                               $596            $408            $270            $188              $2
12. Ratio of gross expenses to
    average net assets**                              1.14%           1.26%             N/A             N/A             N/A
13. Ratio of net expenses to
    average net assets**                              1.12%           1.23%           1.25%           1.36%           2.50%
14. Ratio of net investment income/(loss)
    to average net assets**                           (0.78)          0.02%          (0.32%)          0.14%          (0.81%)
15. Portfolio turnover rate**                           93%            194%            193%            201%             53%
16. Average commission rate                          $.0333             N/A             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992. *Total return is not annualized for periods of less than one full year.
  **Annualized for periods of less than one full year.

JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997   4

                                                                                  Janus Mercury Fund
                                                                 1996            1995            1994           1993(1)
---------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period                       $17.38          $14.12          $11.70           $10.00
---------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income (loss)                                 0.14            0.16            0.02            (0.01)
 3. Net gains or (losses) on securities
    (both realized and unrealized)                               2.74            3.37            2.40             1.71
---------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                             2.88            3.53            2.42             1.70
---------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)                         --           (0.16)             --               --
 6. Distributions (from capital gains)                          (2.06)          (0.11)             --               --
---------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                                         (2.06)          (0.27)             --               --
---------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period                             $18.20          $17.38          $14.12           $11.70
---------------------------------------------------------------------------------------------------------------------------
 9. Total return*                                              18.18%          25.53%          20.68%           17.00%
---------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                    $2,002          $1,521            $596             $113
11. Average net assets for the
    period (in millions)                                       $1,839          $1,116            $258              $67
12. Ratio of gross expenses to
    average net assets**                                        1.02%           1.14%             N/A              N/A
13. Ratio of net expenses to
    average net assets**                                        1.00%           1.12%           1.33%            1.75%
14. Ratio of net investment income/(loss)
    to average net assets**                                     0.45%           0.50%           0.25%           (0.40%)
15. Portfolio turnover rate**                                    177%            201%            283%             151%
16. Average commission rate                                    $.0383             N/A             N/A              N/A
---------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from May 3, 1993 (inception) to October 31, 1993.
   *Total return is not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

                                            Janus Olympus Fund                      Janus Overseas Fund
                                                  1996(1)              1996                1995               1994(2)
---------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period         $12.00              $11.58              $10.36              $10.00
---------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income (loss)                   0.13                0.10                0.12               (0.02)
 3. Net gains or (losses) on securities
    (both realized and unrealized)                 2.73                3.34                1.10                0.38
---------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations               2.86                3.44                1.22                0.36
---------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)           --               (0.11)                 --                  --
 6. Distributions (from capital gains)               --               (0.10)                 --                  --
---------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                              --               (0.21)                 --                  --
---------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period               $14.86              $14.81              $11.58              $10.36
---------------------------------------------------------------------------------------------------------------------------
 9. Total return*                                23.83%              30.19%              11.78%               3.60%
---------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)        $432                $773                $111                 $64
11. Average net assets for the
    period (in millions)                           $276                $335                 $78                 $37
12. Ratio of gross expenses to
    average net assets**                          1.17%               1.26%               1.76%                 N/A
13. Ratio of net expenses to
    average net assets**                          1.15%               1.23%               1.73%               2.16%
14. Ratio of net investment income/(loss)
    to average net assets**                       1.64%               0.73%               0.36%              (0.64%)
15. Portfolio turnover rate**                      303%                 71%                188%                181%
16. Average commission rate                      $.0336              $.0234                 N/A                 N/A
---------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(2) Fiscal period from May 2, 1994 (inception) to October 31, 1994.
   *Total return is not annualized for periods of less than one full year. **Annualized for periods of less than one full year.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997   5

                                                                         Janus Twenty Fund
                                               1996    1995    1994     1993 1992(1) 1992(2) 1991(2) 1990(2) 1989(2) 1988(2) 1987(2)
-----------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period     $30.12  $24.24  $25.85   $22.75  $22.17  $18.88  $16.01  $13.05   $9.66  $13.69 $14.27
-----------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                      0.37     .01    0.16     0.17    0.09    0.11    0.16    0.05    0.46    0.42   0.30
 3. Net gains or (losses) on securities
    (both realized and unrealized)             6.68    5.94   (1.07)    3.31    0.49    3.62    2.90    3.35    3.73   (2.86)  0.74
-----------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations           7.05    5.95   (0.91)    3.48    0.58    3.73    3.06    3.40    4.19   (2.44)  1.04
-----------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)       --    (.07)  (0.25)   (0.18)     --   (0.02)  (0.19)  (0.02)  (0.80)  (0.41) (0.25)
 6. Distributions (from capital gains)        (5.27)     --   (0.45)   (0.20)     --   (0.42)     --   (0.42)     --   (1.18) (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                       (5.27)   (.07)  (0.70)   (0.38)     --   (0.44)  (0.19)  (0.44)  (0.80)  (1.59) (1.62)
-----------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period           $31.90  $30.12  $24.24   $25.85  $22.75  $22.17  $18.88  $16.01  $13.05   $9.66 $13.69
-----------------------------------------------------------------------------------------------------------------------------------
 9. Total return*                            27.59%  24.67%  (3.52%)  15.39%   2.62%  19.60%  19.43%  26.36%  45.89% (17.13%) 8.66%
-----------------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)  $3,937  $2,996  $2,743   $3,749  $2,434  $2,081    $556    $175     $20     $13    $19
11. Average net assets for the
    period (in millions)                     $3,386  $2,716  $3,051   $3,546  $2,221  $1,188    $294     $64     $10     $16    $16
12. Ratio of gross expenses to
    average net assets**                      0.93%   1.00%     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A    N/A
13. Ratio of net expenses to
    average net assets**                      0.92%   0.99%   1.02%    1.05%   1.12%   1.01%   1.07%   1.32%   1.88%   1.70%  1.79%
14. Ratio of net investment income
    to average net assets**                   0.67%   0.62%   0.57%    0.87%   1.27%   1.08%   1.30%   1.28%   0.68%   3.35%  2.98%
15. Portfolio turnover rate**                  137%    147%    102%      99%     79%     83%    163%    228%    220%    317%   202%
16. Average commission rate                  $.0571     N/A     N/A      N/A     N/A     N/A     N/A     N/A     N/A    N/A     N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from June 1, 1992 to October 31, 1992.
(2) Fiscal year ended on May 31st of each year.
   *Total return is not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

                                                          Janus Worldwide Fund                        Janus Balanced Fund
                                              1996    1995    1994    1993    1992  1991(1)   1996    1995    1994    1993   1992(2)
-----------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period    $27.65  $27.00  $24.16  $18.95  $17.45  $15.00  $13.72  $12.17  $12.23  $10.64   $10.00
-----------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                     0.49    0.81    0.15    0.14    0.16      --    0.33    0.61    0.27    0.19       --
 3. Net gains or (losses) on securities
    (both realized and unrealized)            7.79    1.39    3.34    5.29    1.39    2.45    2.22    1.52   (0.09)   1.56     0.64
-----------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations          8.28    2.20    3.49    5.43    1.55    2.45    2.55    2.13    0.18    1.75     0.64
-----------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)   (0.26)  (0.54)  (0.27)  (0.22)     --      --   (0.26)  (0.58)  (0.24)  (0.16)      --
 6. Distributions (from capital gains)       (1.07)  (1.01)  (0.38)     --   (0.05)     --   (0.81)     --      --      --       --
-----------------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                      (1.33)  (1.55)  (0.65)  (0.22)  (0.05)     --   (1.07)  (0.58)  (0.24)  (0.16)      --
-----------------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period          $34.60  $27.65  $27.00  $24.16  $18.95  $17.45  $15.20  $13.72  $12.17  $12.23   $10.64
-----------------------------------------------------------------------------------------------------------------------------------
 9. Total return*                           31.00%   8.89%  14.76%  28.79%   9.20%  16.00%  19.39%  18.26%   1.51%  16.54%    6.40%
-----------------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions) $4,467  $1,804  $1,587    $755    $161     $18    $207    $125     $94     $73       $2
11. Average net assets for the
    period (in millions)                    $2,953  $1,622  $1,244    $379     $80      $7    $159    $107     $86     $44       $1
12. Ratio of gross expenses to
    average net assets**                     1.02%   1.24%     N/A     N/A     N/A     N/A   1.23%   1.35%     N/A     N/A      N/A
13. Ratio of net expenses to
    average net assets**                     1.01%   1.23%   1.12%   1.32%   1.73%   2.50%   1.21%   1.32%   1.42%   1.70%    2.50%
14. Ratio of net investment income/(loss)
    to average net assets**                  0.73%   0.99%   0.42%   0.92%   1.74%   0.02%   2.35%   2.52%   2.28%   2.15%   (0.12%)
15. Portfolio turnover rate**                  80%    142%    158%    124%    147%     40%    151%    185%    167%    131%     130%
16. Average commission rate                 $.0311     N/A     N/A     N/A     N/A     N/A  $.0428     N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from May 15, 1991 (inception) to October 31, 1991.
(2) Fiscal period from September 1, 1992 (inception) to October 31, 1992. *Total return is not annualized for periods of less than one full year.
  **Annualized for periods of less than one full year.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997   6

                                              Janus
                                        Equity Income Fund                     Janus Growth and Income Fund
                                             1996(1)         1996        1995       1994        1993        1992    1991(2)
---------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period      $10.00       $18.13      $14.69     $15.24      $12.95      $12.13     $10.00
---------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                       0.07         0.16        0.11       0.19        0.14        0.17       0.02
 3. Net gains or (losses) on securities
    (both realized and unrealized)              1.25         4.01        3.43      (0.31)       2.29        0.80       2.13
---------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations            1.32         4.17        3.54      (0.12)       2.43        0.97       2.15
---------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)      (.03)        (.08)      (0.10)     (0.10)      (0.14)      (0.15)     (0.02)
 6. Distributions (from capital gains)            --        (2.17)         --      (0.33)         --          --         --
---------------------------------------------------------------------------------------------------------------------------
 7. Total distributions                         (.03)       (2.25)      (0.10)     (0.43)      (0.14)      (0.15)     (0.02)
---------------------------------------------------------------------------------------------------------------------------
 8. Net asset value, end of period            $11.29       $20.05      $18.13     $14.69      $15.24      $12.95     $12.13
---------------------------------------------------------------------------------------------------------------------------
 9. Total return*                             13.20%       25.56%      24.20%     (0.76%)     18.81%       7.98%     21.50%
---------------------------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)      $30       $1,033        $583       $490        $519        $244        $56
11. Average net assets for the
    period (in millions)                         $21         $773        $498       $500        $404        $157        $21
12. Ratio of gross expenses to
    average net assets**                       1.79%        1.05%       1.19%        N/A         N/A         N/A        N/A
13. Ratio of net expenses to
    average net assets**                       1.71%        1.03%       1.17%      1.22%       1.28%       1.52%      2.33%
14. Ratio of net investment income
    to average net assets**                    3.09%        0.70%       1.11%      1.26%       1.13%       1.61%      0.76%
15. Portfolio turnover rate**                   325%         153%        195%       123%        138%        120%        14%
16. Average commission rate                   $.0350       $.0520         N/A        N/A         N/A         N/A        N/A
---------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from June 28, 1996 (inception) to October 31, 1996.
(2) Fiscal period from May 15, 1991 (inception) to October 31, 1991. *Total return is not annualized for periods of less than one full year.
  **Annualized for periods of less than one full year.

--------------------------------------------------------------------------------
Understanding the Financial Highlights

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-525-8983.

Net asset value ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights tables represents the change in value of a share of a Fund over the fiscal period, but not its total return.

Net investment income is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. Dividends (from net investment income) are the per share amount that a Fund paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. Distributions (from capital gains) are the per share amount that a Fund paid from net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.

Ratio of net expenses to average net assets is the total of a Fund's operating expenses divided by its average net assets for the stated period. Ratio of gross expenses to average net assets does not reflect reductions in expenses through the use of brokerage commissions and uninvested cash balances earning interest with a Fund's custodian.

Ratio of net investment income to average net assets is a Fund's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities.

Average commission rate is the total of a Fund's agency commissions paid on equity securities trades divided by the number of shares purchased.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997   7

The Funds in Detail

To help you decide which Fund is appropriate for you, this section takes a closer look at the Funds' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques, as well as the Janus Spectrum on page 2. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Fund.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Fund's investment objective, are not fundamental and may be changed by the Funds' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you.

The Janus Growth Funds are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

GROWTH FUNDS

Investment Objective: ........................................ Growth of Capital
Primary Holdings: ................................................ Common Stocks
Shareholder's Investment Horizon: .................................... Long-Term
--------------------------------------------------------------------------------
A shareholder's investment horizon is the amount of time you should plan to hold your investment in a Fund to maximize the potential for realizing the Fund's objective.
--------------------------------------------------------------------------------
Janus Fund

The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective by investing in common stocks of issuers of any size. Janus Fund was first offered to the public in 1970 and has the largest asset base of the Funds. This Fund generally invests in larger, more established issuers.

Janus Enterprise Fund

The investment objective of this Fund is long-term growth of capital. It is a non-diversified fund that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 30, 1996, the MidCap Index included companies with capitalizations between approximately $192 million to $6.5 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or larger issuers.

Janus Mercury Fund

The investment objective of this Fund is long-term growth of capital. It is a diversified fund that pursues its objective by investing in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

Janus Olympus Fund

The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

Janus Overseas Fund

The investment objective of this Fund is long-term growth of capital. It is a diversified fund that pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

Janus Twenty Fund

The investment objective of this Fund is long-term growth of capital. It is a non-diversified fund that pursues its objective by normally concentrating its investments in a core position of 20-30 common stocks.

Janus Worldwide Fund

The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Janus Worldwide Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997   8

GROWTH FUNDS

Each of the Growth Funds invests primarily in common stocks of foreign and domestic companies. However, the percentage of each Fund's assets invested in common stocks will vary and each Fund may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 11. Each Fund may invest to a lesser degree in other types of securities including preferred stock, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. The Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Funds may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. No Fund will invest 35% or more of its assets in high-yield/high-risk securities.

Although Janus Worldwide Fund and Janus Overseas Fund are committed to foreign investing, all of the Growth Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Each of the Growth Funds may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on pages 12-13 for a discussion of the risks associated with foreign investing and derivatives.

The following questions are designed to help you better understand an investment in the Janus Growth Funds.

How are common stocks selected?
Each of the Growth Funds invests substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the Growth Funds. Any income realized on the Growth Funds' investments will be incidental to their objectives.
--------------------------------------------------------------------------------
Are the same criteria used to select foreign securities?
Generally, yes. Portfolio managers seek companies that meet their selection criteria regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on pages 12-13.
--------------------------------------------------------------------------------
What is the main risk of investing in a common stock fund?
The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on pages 12-13.
--------------------------------------------------------------------------------
What is meant by "market capitalization"?
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Growth Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers.
--------------------------------------------------------------------------------
How does a diversified fund differ from a nondiversified fund?
Diversification is a means of reducing risk by investing a fund's assets in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. Janus Enterprise Fund, Janus Olympus Fund, and Janus Twenty Fund are nondiversified funds. See the Janus Spectrum on page 2 and "General Portfolio Policies" on page 11.
--------------------------------------------------------------------------------
How do the Growth Funds try to reduce risk?
Diversification of a Fund's assets reduces the effect of any single holding on its overall portfolio value. A Fund may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Funds may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. See "Additional Risk Factors" on pages 12-13. In addition, to the extent that a Fund holds a larger cash position, it might not participate in market declines to the same extent as if the Fund remained more fully invested in common stocks.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997   9

The Janus Combination Funds are designed for investors who primarily seek growth of capital with a degree of emphasis on income. These Funds are not designed for investors who desire a consistent level of income.

COMBINATION FUNDS

Investment Objective: ............... Growth of Capital; Some Emphasis on Income
Primary Holdings: ................ Common Stocks and Income-Producing Securities
Shareholder's Investment Horizon: .................................... Long-Term

Janus Balanced Fund

The investment objective of this Fund is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

Janus Equity Income Fund

The investment objective of this Fund is current income and long-term growth of capital. It is a diversified fund that pursues its objective by normally investing at least 65% of its invested assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. Growth potential is a significant investment consideration and the Fund may hold securities selected solely for their growth potential.

Janus Growth and Income Fund

The investment objective of this Fund is long-term capital growth and current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that have income potential. The Fund normally emphasizes the growth component. However, in unusual circumstances, this Fund may reduce the growth component of its portfolio to 25% of its assets.

COMBINATION FUNDS

All of the Combination Funds may invest in a combination of common stocks, preferred stocks, convertible securities, debt securities and other fixed-income securities. The Combination Funds may invest in the types of investments previously described under "Growth Funds" on page 9.

The following questions are designed to help you better understand an investment in the Janus Combination Funds.

How do the Combination Funds differ from each other?
Janus Growth and Income Fund places a greater emphasis on aggressive growth stocks. Because it generally invests more heavily in such stocks, its share price can be expected to fluctuate more than the other Combination Funds. Janus Equity Income Fund emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Janus Growth and Income Fund, as discussed in more detail below. Janus Balanced Fund's greater emphasis on the income component of its portfolio results in it being the least volatile of the Combination Funds. Janus Growth and Income Fund has historically derived a greater portion of its income from dividend-paying common stocks, while Janus Balanced Fund invests to a greater degree in debt securities and preferred stock.
--------------------------------------------------------------------------------
How does Janus Equity Income Fund try to limit portfolio volatility?
Janus Equity Income Fund seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500. The lower volatility sought by this Fund is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Janus Equity Income Fund may be characteristic of companies that generate above average positive cash flows. A company may use positive cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Fund's securities and may hold securities selected solely for their growth potential.
--------------------------------------------------------------------------------
How are equity securities selected?
The growth component of Janus Balanced Fund and Janus Growth and Income Fund is expected to consist primarily of common stocks and Janus Equity Income Fund invests substantially all of its assets in common stocks. The selection criteria for common stocks are described on page 9. Because income is a part of the investment objective of the Combination Funds, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities for these Funds. The Combination Funds may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  10

How are assets allocated between the growth and income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios?
Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their respective portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then that Fund will place a greater emphasis on the growth component.
--------------------------------------------------------------------------------
What types of securities make up the income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios?
The income component of Janus Balanced Fund and Janus Growth and Income Fund will consist of securities that the portfolio managers believe have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Investors in all of the Combination Funds should keep in mind that the Combination Funds are not designed to produce a consistent level of income.

GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Cash Position
When a  Fund's  portfolio  manager  believes  that  market  conditions  are  not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Funds may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds (including funds managed by Janus Capital). When a Fund's investments in cash or similar investments increase, a Fund may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Diversification
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Funds (except Janus Enterprise Fund, Janus Olympus Fund and Janus Twenty Fund) qualify as diversified funds under the 1940 Act. The Funds are subject to the following diversification requirements:

o As a fundamental policy, no Fund may own more than 10% of the outstanding voting shares of any issuer.

o As a fundamental policy, with respect to 50% of the total assets of Janus Enterprise Fund, Janus Olympus Fund and Janus Twenty Fund and 75% of the total assets of the other Funds, no Fund will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Fund's holdings of that issuer to amount to more than 5% of that Fund's total assets.

o No Fund will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

o Janus Enterprise Fund, Janus Olympus Fund and Janus Twenty Fund reserve the right to become diversified funds by limiting the investments in which more than 5% of their total assets are invested.

Industry Concentration
As a fundamental policy, no Fund will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

Portfolio Turnover
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Funds' ability to engage in short-term trading if a security has been held for less than three months.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  11

Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Funds' Trustees in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper and municipal lease obligations.

Borrowing and Lending
Each Fund may borrow money and lend securities or other assets, as follows:

o Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o Each Fund may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

o As a fundamental policy, each Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Each Fund intends to seek permission from the SEC to borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

ADDITIONAL RISK FACTORS

Foreign Securities

Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. A Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country. The Funds may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

Investments in Smaller Companies

Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  12

Futures, Options and Other Derivative Instruments
Each Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Funds may also use derivative instruments for non-hedging purposes such as seeking to increase a Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect.

When a Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

High-Yield/High-Risk Securities
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (such as, Standard & Poor's Ratings Services and Moody's Investors Service, Inc.).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

Please refer to the SAI for a description of bond rating categories.

Short Sales
Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities or to defer an unrealized gain. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Special Situations
Each Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  13

Shareholder's Manual

This section will help you become familiar with the different types of accounts you can establish with Janus. This section also explains in detail the wide array of services and features you can establish on your account. These services and features may be modified or discontinued without shareholder approval or prior notice.

HOW TO GET IN TOUCH WITH JANUS

If you have any questions while reading this Prospectus,  please call one of our
Investor  Service   Representatives   at  1-800-525-3713   Monday-Friday:   8:00
a.m.-10:00 p.m., and Saturday: 10:00 a.m.-7:00 p.m., New York time.
--------------------------------------------------------------------------------
MINIMUM INVESTMENTS*
     To open a new account .................   $2,500
     To open a new retirement or
       UGMA/UTMA account ...................   $  500
     To open a new account with
       an Automatic Investment Program .....   $  500**
     To add to any type of an account ......   $  100

* The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
**   There is a $100 minimum for each subsequent investment.
--------------------------------------------------------------------------------
TYPES OF ACCOUNT OWNERSHIP

If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing the New Account Application. To request an application, call 1-800-525-3713.

o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

RETIREMENT ACCOUNTS

If you are eligible, you may set up your account under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income and capital gains from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2.

Investors Fiduciary Trust Company serves as custodian for the retirement plans offered by the Funds. There is an annual $12 fee per account to maintain your retirement account. The maximum annual fee is $24 per taxpayer identification number. You may pay the fee by check or have it automatically deducted from your account (usually in December).

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

o Individual Retirement Account: An IRA allows individuals under age 70 1/2 with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for complete information regarding IRAs.

o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
     Section 403(b)(7) Plan.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  14

HOW TO OPEN YOUR JANUS ACCOUNT

Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application. Make your check payable to Janus. Send all items to one of the following addresses:

Janus
P.O. Box 173375
Denver, CO 80217-3375

For Overnight Carrier
---------------------
Janus
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

Investor Service Centers
Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations:

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

HOW TO PURCHASE SHARES

Paying for Shares
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

o Cash, credit cards, third party checks and credit card checks will not be accepted.

o    All purchases must be made in U.S. dollars.

o    Checks must be drawn on U.S. banks and made payable to Janus.

o If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

o If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

o    The Funds reserve the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Once you have opened your Janus account, the minimum amount for an additional investment is $100. You may add to your account at any time through any of the following options:

By Mail
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

By Telephone
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

By Wire
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

Automatic Investment Programs
Janus offers several automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

o    Automatic Monthly Investment Program
     You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

o    Payroll Deduction
     If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

o    Systematic Exchange
     With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

In Writing
To request an exchange in writing, please follow the instructions for written requests on page 17.

By Telephone
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  15
during normal business hours or call the Janus Electronic Telephone Service (JETS(R)) line at 1-800-525-6125.

By Systematic Exchange
As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

Exchange Policies

o Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

o    Exchanges   between  existing   accounts  must  meet  the  $100  subsequent
     investment requirement.

o You may make four exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges) free of charge.

o Exchanges between accounts will be accepted only if the registrations are identical.

o If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

o Be sure that you read the prospectus for the fund into which you are exchanging.

o The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are believed to be detrimental to the Funds.

o An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

QUICK ADDRESS AND TELEPHONE REFERENCE

Mailing Address
Janus
P.O. Box 173375
Denver, CO 80217-3375

For Overnight Carrier
Janus
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

Janus Internet Address
http://www.JanusFunds.com

Janus Investor Services      1-800-525-3713
To speak to a service representative

JETS(R)                      1-800-525-6125
For 24-hour access to account and Fund information.

TDD                          1-800-525-0056
A telecommunications device for our hearing- and speech-impaired shareholders.

Janus Quoteline(R)           1-800-525-0024
For automated daily quotes on Fund share prices, yields and total returns.

Janus Literature Line        1-800-525-8983
To request a prospectus, shareholder reports or marketing materials.

HOW TO REDEEM SHARES

On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

In Writing
To request a redemption in writing, please follow the instructions for written requests on page 17.

By Telephone
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to redeem up to $100,000 daily from your account by simply calling 1-800-525-3713 by 4:00 p.m. New York time.

Systematic Redemption Option
Systematic Redemption Options allow you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

o    By Check
     Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

o    Electronic Transfer
     If you have established this option, your redemption proceeds can be electronically transferred to your predesignated bank account on the second business day after receipt of your redemption request. To establish this option, call 1-800-525-3713. There is no fee for this option.

o    By Wire
     If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account on the next business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is an $8 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-525-3713 to request the appropriate form. Wire redemptions are not available for retirement accounts.

If the shares being redeemed were purchased by check, telephone or through the Automatic Monthly Investment Program, the Funds may delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  16

Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 15 and must include the following information:

o    the name of the Fund(s)
o    the account number(s)
o    the amount of money or number of shares being redeemed
o    the name(s) on the account
o    the signature(s) of all registered account owners
o    your daytime telephone number

Signature Requirements Based on Account Type

o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.
o UGMA or UTMA: Written instructions must be signed by the custodian in his/ her capacity as it appears in the account registration.
o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.
o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.
o Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.
o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

PRICING OF FUND SHARES

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved. A Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SIGNATURE GUARANTEE

In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable:

o    The redemption exceeds $100,000.

o    You  would  like  the  check  made   payable  to  anyone   other  than  the
     shareholder(s) of record.

o You would like the check mailed to an address which has been changed within 10 days of the redemption request.

o You would like the check mailed to an address other than the address of record.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds. For more information pertaining to signature guarantees, please call 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

Janus Electronic Telephone Service (JETS(R))
JETS, our electronic telephone service line, offers you 24-hour access by TouchTone(TM) telephone to obtain your account balance, to confirm your last transaction or dividend posted to your account, to order duplicate account or tax statements, to reorder money market fund checks, to exchange your shares or to purchase shares. JETS can be accessed by calling 1-800-525-6125. Calls on JETS are limited to seven minutes.

Janus Web Site
Janus maintains a Web site located at http://www.JanusFunds.com. You can access information such as your account balance and the Funds' NAVs through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  17

Account Minimums
Minimum account sizes are noted on page 14. An account established on or before February 18, 1996 is required to meet the minimum balances in effect when the account was established ($1,000 for regular accounts and $250 for retirement and UGMA/UTMA accounts). An active Automatic Monthly Investment (AMI) on any such account exempted it from any minimum initial investment requirement and continues to do so. In addition, an active AMI on these accounts may continue at $50 per month, provided there is no interruption in the AMI program. All other subsequent investments must meet the $100 required minimum.

Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 14 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued in September. The $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

Transactions Through Processing Organizations
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

Taxpayer Identification Number
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

Share Certificates
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

Involuntary Redemptions
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

Telephone Transactions
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of purchases and exchanges, calling the JETS line.

Temporary Suspension of Services
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

Address Changes
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

Registration Changes
To change the name on an account, the shares are generally  transferred to a new
account.  In  some  cases,  legal  documentation  may  be  required.   For  more
information, call 1-800-525-3713.

Statements and Reports
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. The Funds will send you a transaction confirmation statement after every non-systematic transaction. The Growth Funds distribute dividend information annually. The Combination Funds distribute dividend information quarterly. Tax information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. To reduce expenses, only one copy of most financial reports will be mailed to accounts with the same record address. Upon request, such reports will be mailed to all accounts in the same household. Please call 1-800-525-3713 if you would like to receive additional reports.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  18

Management of the Funds

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER

Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.

Janus Capital began serving as investment adviser to Janus Fund at its inception in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS


David J. Corkins is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He previously served as an assistant portfolio manager of Janus Mercury Fund. He joined Janus in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and Master of Business Administration from Columbia University.

--------------------------------------------------------------------------------
James P. Craig, III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Janus Fund, which he has managed since 1986. He is also Executive Vice President and a co-manager of Janus Venture Fund, which he has managed since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.
--------------------------------------------------------------------------------
James P. Goff is Executive Vice President and portfolio manager of Janus Enterprise Fund. Mr. Goff joined Janus Capital in 1988 and has managed this Fund since its inception. Mr. Goff managed or co-managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.
--------------------------------------------------------------------------------
Helen Young Hayes is Executive Vice President and portfolio manager of Janus Worldwide Fund and Janus Overseas Fund. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.
--------------------------------------------------------------------------------
Warren B. Lammert is Executive Vice President and portfolio manager of Janus Mercury Fund. Mr. Lammert joined Janus Capital in 1987 and has managed Janus Mercury Fund since its inception and Janus Balanced Fund from its inception to December 1993. He also co-managed Janus Venture Fund from December 1993 to December 1996. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
Blaine P. Rollins is Executive Vice President and portfolio manager of Janus Balanced Fund, which he has managed since January 1996, and Janus Equity Income Fund, which he has managed since inception. He has been an assistant portfolio manager of Janus Fund since January 1995. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to assuming management responsibility for Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.
--------------------------------------------------------------------------------

Scott W. Schoelzel is Executive Vice President and portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. He holds a Bachelor of Arts in Business from Colorado College.
--------------------------------------------------------------------------------
Claire W. Young is Executive Vice President and portfolio manager of Janus Olympus Fund which she has managed since August 1997. She previously served as an assistant portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Ms. Young joined Janus Capital in 1992 as a research analyst. She holds a Bachelor of Science in Electrical Engineering from Yale University and is a Chartered Financial Analyst.



JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  19

ASSISTANT PORTFOLIO MANAGERS

Laurence Chang is assistant portfolio manager of Janus Overseas Fund and Janus Worldwide Fund. He received an undergraduate degree with honors in religion and philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. He is a Chartered Financial Analyst.

David Decker is an assistant portfolio manager of Janus Fund. He is Executive Vice President and portfolio manager of Janus Special Situations Fund, which he has managed since inception. Mr. Decker received a Masters of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor's Degree in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.


Personal Investing
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds or Janus Capital's other advisory clients. See the SAI for more detailed information.

BREAKDOWN OF MANAGEMENT EXPENSES

Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Fund spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate):

                                         Average Daily Net        Annual Rate
Fee Schedule                             Assets of Fund           Percentage (%)
--------------------------------------------------------------------------------
Growth Funds and Combination Funds       First $ 30 Million       1.00
                                         Next $270 Million         .75
                                         Next $200 Million         .70
                                         Over $500 Million         .65
--------------------------------------------------------------------------------

Differences in the actual management fees incurred by the Funds are due primarily to variances in the asset size of the Funds. As asset size increases, the annual rate of the management fee declines in accordance with the above schedules. In addition, each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 3 lists the management fees and total operating expenses of each Fund for the most recent fiscal year.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Fund as a factor in the selection of broker-dealers. The Funds' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Funds with administrative and other services.

Custodian
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

Transfer Agent
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Distributor
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus  Service  Corporation  and  Janus  Distributors,   Inc.  are  wholly-owned
subsidiaries of Janus Capital.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  20

OTHER INFORMATION

Organization
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.

As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. This Prospectus describes ten series of the Trust; the other series are offered by separate prospectuses.

Shareholder Meetings
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

Size of Funds
The Funds have no present plans to limit their size. However, any Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

Master/Feeder Option
The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Fund. The Trust's shareholders of record on April 30, 1992, and the initial shareholder(s) of all Funds created after April 30, 1992, have voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of the shareholders of the Funds is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/ or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Funds believe the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  21

Distributions and Taxes
--------------------------------------------------------------------------------
DISTRIBUTIONS
To avoid taxation, the Internal Revenue Code requires each Fund to distribute net income and any net gains realized by its investments annually. A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.
--------------------------------------------------------------------------------

DISTRIBUTION SCHEDULE
                                           Dividends                                 Capital Gains
------------------------------------------------------------------------------------------------------------------
Growth Funds                               Declared and paid in December             Declared and paid in December
------------------------------------------------------------------------------------------------------------------
Combination Funds                          Declared and paid in March, June,         Declared and paid in December
                                           September and December
------------------------------------------------------------------------------------------------------------------

How Distributions Affect a Fund's NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Fund declared a dividend in the amount of $0.25 per share.

If Janus Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"Buying a Dividend"
If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing or calling 1-800-525-3713. The Funds offer the following options:

1.   Reinvestment  Option.  You may reinvest  your income  dividends and capital
     gains   distributions  in  additional  shares.   This  option  is  assigned
     automatically if no other choice is made.

2. Cash Option. You may receive your income dividends and capital gains distributions in cash.

3. Reinvest And Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. Redirect Option. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  22

--------------------------------------------------------------------------------
TAXES

As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred retirement accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Taxes on Distributions
Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year.

Taxation of the Funds
Dividends, interest and some capital gains received by a Fund on foreign securities may be subject to tax withholding or other foreign taxes. Any foreign taxes paid by a Fund will be treated as an expense to the particular Fund or passed through to shareholders as a foreign tax credit, depending on particular facts and circumstances. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.
--------------------------------------------------------------------------------
Performance Terms

This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Growth and Combination Funds generally measure performance in terms of total return.

Cumulative total return represents the actual rate of return on an investment for a specified period. The Financial Highlights tables beginning on page 4 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

The Funds impose no sales or other charges that would affect total return computations. Fund performance figures are based upon historical results and are not intended to indicate future performance. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  23

Appendix A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. For example, the Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Funds to recognize income associated with a PFIC prior to the actual receipt of any such income.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Standby commitments are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

Step coupon bonds are debt  securities  that trade at a discount from their face


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  24
value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.


JANUS EQUITY FUNDS COMBINED PROSPECTUS
                          FEBRUARY 17, 1997 AS SUPPLEMENTED OCTOBER 13, 1997  25

                   100 Fillmore Street
                   Denver, Colorado 80206-4928
                   (800) 525-3713

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